SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 3, 1997
                                                   -----------------------------

                              SPECTRIAN CORPORATION
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           (Exact Name of the Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-24360                                       77-0023003
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(Commission File Number)                    (I.R.S. Employer Identification No.)

         350 West Java Drive, Sunnyvale, California             94089
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          (Address of Principal Executive Offices)            (Zip Code)

                                 (408) 745-5400
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

Reincorporation in Delaware

                  On October 3, 1997, Spectrian Corporation, a California corporation ("Spectrian California") completed a reincorporation (the "Reincorporation") in Delaware through the merger of Spectrian California with and into its wholly owned subsidiary, Spectrian Corporation, a Delaware corporation ("Spectrian Delaware" or the "Company"). As of the effective time of the merger, Spectrian California ceased to exist. The Reincorporation effects only a change in the legal domicile of the Company. It will not result in any change of the name, business, management, employees, fiscal year, assets or liabilities, trading symbol ("SPCT") or location of any of the facilities of the Company. Pursuant to the Agreement and Plan of Merger between the Company and Spectrian California, each share of Spectrian California's Common Stock, no par value, and the attached Preferred Share Purchase Right were automatically converted into one share of the Company's Common Stock, $0.001 par value, with an attached Preferred Share Purchase Right on the effective date of the merger. Each stock certificate representing issued and outstanding shares of Spectrian California's Common Stock, from the date of the merger, represents the same number of shares of the Company's Common Stock. Each share of the Company's Common Stock and that of its predecessor has or had, as the case may be, attached thereto one Preferred Share Purchase Right. Prior to the occurrence of certain events, the Preferred Share Purchase Rights will not be exercisable or evidenced separately from the Company's Common Stock.

Description of Capital Stock

              The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Preferred Stock, $.001 par value per share. The Certificate of Incorporation and the Bylaws of the Company contain certain provisions that are intended to enhance the likelihood of continuity and stability in the composition of the Board of Directors and which may have the effect of delaying, deferring or preventing a future takeover or change in control of the Company unless such takeover or change in control is approved by the Board of Directors.

Common Stock

              The holders of the Company's Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any outstanding Preferred Stock, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior rights of shares of Preferred Stock, if any, then outstanding. Holders of Common Stock have no preemptive rights or conversion rights or other subscription rights. There are no redemption or sinking fund provisions available to the Common Stock. All outstanding shares of Common Stock are fully paid and non-

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assessable.  Pursuant to the Company's  Shareholder  Rights Plan,  each share of
Common Stock currently outstanding and all shares of Common Stock have received one Preferred Share Purchase Right per share of Common Stock, which until such rights become exercisable, trade with the shares of the Company's Common Stock.

              At June 28, 1997, 8,357,157 shares were outstanding and held of record by 282 stockholders. At June 28, 1997, options to purchase an aggregate of 1,780,470 shares of Common Stock were also outstanding.

     Preferred Stock

              Pursuant to the Company's Certificate of Incorporation, the Board of Directors has the authority to issue up to 5,000,000 shares of Preferred Stock (less the 20,000 shares which have been designated Series A Participating Preferred Stock) in one or more series and to determine the powers, preferences and rights and the qualifications, limitations or restrictions, any or all of which may be greater than the rights of the Common Stock, granted to or imposed upon any wholly unissued shares of undesignated Preferred Stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by the Company's stockholders. In connection with the Company's Shareholder Rights Plan, 20,000 shares of such Preferred Stock have been designated Series A Participating Preferred Stock. No shares of the Series A Participating Preferred Stock have been issued or are issuable until the occurrence of certain triggering events described below. The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the stockholders, may adversely affect the voting power and other rights of the holders of Common Stock and may have the effect of decreasing the market price of the Common Stock. At present, there are no shares of Preferred Stock outstanding.

              Shareholder Rights Plan. In October 1996, the Board of Directors adopted the Shareholder Rights Plan (the "Rights Plan"). Pursuant to the Rights Plan, the Company declared a dividend of one Preferred Stock Purchase Right (a "Right") for each outstanding share of Common Stock and each share of Common Stock issued thereafter. Initially, each Right entitles the holder thereof to purchase from the Company one share of Common Stock at an exercise price of $126.00, subject to adjustment for stock splits, stock dividends and similar events. The Rights are not exercisable until the occurrence of certain triggering events.

              The Rights will become exercisable only if a person or group acquires 15% or more of the Company's Common Stock or announces a tender offer or exchange offer that would result in its ownership of 15% or more of the Common Stock. At the time the Board of Directors adopted the Rights Plan, a stockholder of the Company, Kopp Investment Advisors and its affiliates ("Kopp"), held more than 15% of the Company's Common Stock. In order to avoid triggering the Rights Plan by virtue of such pre-existing interest, the Company and Kopp entered into an agreement and the Rights Plan was amended such that, in the case of Kopp, the Rights will become exercisable upon Kopp acquiring or announcing a tender offer or exercise offer that would result in its ownership of 25% or more of the

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outstanding  shares of the Company.  Ten days after an acquisition or offer by a person or group for 15% or more of the Company's Common Stock (or 25% in the case of Kopp), each Right becomes exercisable at the Right's then current exercise price, for shares of Common Stock of the Company (or, in certain circumstances as determined by the Board of Directors, a combination of cash, property, Common Stock or other securities) having a value of twice the Right's exercise price. Alternatively, if the Company is involved in a merger or other business combination transaction with another person ten or more days after such acquisition or offer, each Right becomes exercisable, at the Right's then current exercise price, for shares of common stock of such other person having a value of twice the Right's exercise price. The Rights are redeemable up to ten days following the announcement of such acquisition or offer, subject to extension by the Board of Directors, at a price of $0.01 per Right. The Rights Plan expires in October 2006 unless the Rights are earlier redeemed by the Company.

              Pursuant to the Rights Plan, 20,000 shares of Preferred Stock have been designated Series A Participating Preferred, and reserved for issuance under the Rights Plan. The Series A Participating Preferred purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of Preferred Stock the Company may issue (unless otherwise provided in the terms of such stock). Each share of Series A Participating Preferred will have a preferential cumulative quarterly dividend in an amount equal to 1,000 times the dividend declared on each share of Common Stock and, in the event of liquidation, the holders of Series A Participating Preferred will receive a preferred liquidation payment equal to $126,000 per share, plus accrued and unpaid dividends (the "Series A Liquidation Preference"). Following payment of the Series A Liquidation Preference, and after the holders of shares of Common Stock shall have received an amount per share equal to the quotient obtained by dividing the Series A Liquidation Preference by 1,000, the holders of Series A Participating Preferred and holders of Common Stock shall share ratably and proportionately the remaining assets to be distributed in liquidation. Each share of Series A Participating Preferred Stock will have 1,000 votes, voting together with the shares of Common Stock as a single class. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged for or changed into other securities, cash and/or other property, each share of Series A Participating Preferred will be entitled to receive 1,000 times the amount and type of consideration received per share of Common Stock.

              The Rights Plan is intended to protect the Company's stockholders in the event of an unsolicited offer to acquire, or the acquisition of, 15% or more (or, in the case of Kopp, 25% or more) of the Common Stock of the Company. The Rights are not intended to prevent a takeover of the Company and will not interfere with any tender offer or business combination approved by the Board of Directors. The Rights encourage persons seeking control of the Company to initiate such an acquisition or offer to acquire through arm's-length negotiations with the Board of Directors.

Certain Provisions of the Certificate of Incorporation and Bylaws

              The Company's Certificate of Incorporation provides for cumulative voting for the election of directors. Section 141 of the Delaware General Corporation Law provides that a director elected by cumulative voting may not be removed without cause if the number of votes cast against removal would be sufficient to elect such director under cumulative voting. The Company's Bylaws define "cause" for


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the purpose of these provisions to mean (i) continued willful failure to perform the obligations of a director, (ii) gross negligence by the director, (iii) engaging in transactions that defraud the Company, (iv) fraud or intentional
misrepresentation   including   falsifying   use  of   funds   and   intentional
misstatements made in financial statements, books, records or reports to stockholders or governmental agencies, (v) material violation of any agreement between the director and the Company, (vi) knowingly causing the Company to commit violations of applicable law (including by failure to act), (vii) acts of moral turpitude or (viii) conviction of a felony.

              The Company's Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders of the Company, including proposed nominations of persons for election to the Board of Directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board or by a stockholder who was a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given to the Company's Secretary timely written notice, in proper form, of the stockholder's intention to bring that business before the meeting. Although the Bylaws do not give the Board of Directors the power to approve or disapprove stockholder nominations of candidates or proposals regarding other business to be conducted at a special or annual meeting of the stockholders, the Bylaws may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed or may discourage or defer a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company.

Certain Provisions of Delaware Law

              The Company is subject to Section 203 of the Delaware General Corporation Law ("Section 203"). In general, Section 203 prohibits a publicly held Delaware corporation from engaging in various "business combination" transactions with any "interested stockholder" for a period of three years after the date of the transaction which the person became an "interested stockholder," unless (i) prior to such date, the Board of Directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by (a) persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (iii) on or subsequent to such date the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66 and 2/3% of the outstanding voting stock which is not owned by the interested stockholder.
Section 203 defines business combination to include: (i) any merger or consolidation involving the corporation and the interested stockholder; (ii) any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation; (iii) subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested


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stockholder;  (iv) any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or (v) the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation. In general, Section 203 defines an interested stockholder as any entity or person who, together with affiliates and associates, beneficially owns (or within three years, did beneficially own) 15% or more of a corporation's voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts with respect to the Company and, accordingly, may discourage attempts to acquire the Company.

              Although a company reincorporating in Delaware may choose not to be governed by Section 203, most corporations do not opt out of Section 203. Therefore, the Board of Directors of the Company did not propose opting out of
Section 203 to the shareholders in its Proxy Statement for the 1997 Annual Meeting of Shareholders wherein the reincorporation was proposed. However, in the course of soliciting proxies for the 1997 Annual Meeting of Shareholders, certain of the Company's institutional shareholders expressed concern that the Board did not recommend opting out of Section 203. The Company believes that the best way to address these concerns is to put the matter before its stockholders as a proposed amendment to the Company's bylaws at its 1998 Annual Meeting of Stockholders.

Item 7.             Financial Statements and Exhibits.
-------             ----------------------------------

              (c)   Exhibits

                    Exhibit
                    Number        Description
                    -------       -----------

                    2.1 Agreement and Plan of Merger Spectrian Corporation, a Delaware corporation, and Spectrian Corporation, a California corporation, dated as of October 3, 1997.

                    3.1             Certificate of Incorporation of the Company.

                    3.2             Bylaws of the Company.

                    10.32 Form of Indemnification Agreement executed by the Company and each of its officers and directors.


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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 10, 1997
                                        SPECTRIAN CORPORATION


                                        By: /s/ Bruce R. Wright
                                        ---------------------------------------
                                        Bruce R. Wright
                                        Executive Vice President, Finance and
                                        Administration, Chief Financial Officer
                                        and Secretary


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                             SPECTRIAN CORPORATION
                                    FORM 8-K
                               INDEX TO EXHIBITS


   Exhibit                                                         Sequential
   Number        Exhibit Title                                      Page No.
   -------       -------------                                     ----------

   2.1           Agreement  and  Plan of  Merger  between              11
                 Spectrian   Corporation,    a   Delaware
                 corporation, and Spectrian Corporation, a California corporation, dated as of October 3, 1997.

   3.1           Certificate  of   Incorporation  of  the              18
                 Company.

   3.2           Bylaws of the Company.                                23

   10.32         Form   of   Indemnification    Agreement              42
                 executed by the Company and
                 each of its officers and directors.


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